                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4789

                            SCUDDER NEW ASIA FUND, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

SCUDDER

FUND, INC.

Annual Report to Stockholders

December 31, 2004

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Asian companies and industries a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — SAF

Contents

4 Portfolio Management Review

11 Other Information

15 Investment Summary

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

26 Financial Highlights

27 Notes to Financial Statements

32 Report of Independent Registered Public Accounting Firm

33 Tax Information

35 Dividend Reinvestment and Cash Purchase Plan

39 Stockholder Meeting Results

40 Directors and Officers

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and his strategy in managing Scudder New Asia Fund during the 12-month period ended December 31, 2004.

Q:  Asian stocks performed well in 2004. What were some of the causes for this rally?

A:  Amid a positive environment for stock markets worldwide, Asian equities outperformed as investors sought to take advantage of the wealth of fast-growing, reasonably valued companies in the region. The Asian markets were helped by several factors, including robust global growth, continued strength in US consumption trends and ample liquidity in the global financial markets (which fueled investors' appetites for risk). Dollar-based investors also benefited from the strength of Asian currencies in relation to the US dollar. These factors helped propel the fund's benchmark — a blend of the MSCI All-Country Asia Free ex Japan Index (75%) and the MSCI Japan Index (25%) — to a return of 15.16%.* In comparison, the broader MSCI World Index — an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East — returned 14.72%. Indonesia was the region's best performing market with a gain of 50.64%, while Thailand was the worst performer with a loss of 1.24%.1

* Effective October 6, 2004 the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index replaced the MSCI World Index as the fund's benchmark because the manager believes the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index are more representative of markets in which the fund invests and better represent the fund's objectives.

1 The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Asia region, minus Japan. The MSCI Japan Index is an unmanaged, capitalization-weighted measure of the Japanese stock market.

The MSCI World Index is an unmanaged, capitalization-weighted measure of global markets including the US, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing local market prices and convert to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

While the Asian markets produced favorable results in 2004, market volatility was quite high. Investors had to contend with the emergence of the Asian bird flu early in the year, as well as concerns during the second quarter that the steps being taken by the Chinese government to cool growth in the country would result in a "hard landing." Both of these issues led to short-term downturns in the markets during the first half of the year, but in both cases the sell-offs proved overdone. Stock prices subsequently rebounded and delivered hearty returns in the second half of the year.

In December, of course, the Asian countries on the Indian Ocean were hit by the devastating tsunami. While a horrific human tragedy, this event is unlikely to have a substantial economic impact due to the huge international relief effort and the debt relief provided to some of the affected countries. We do not expect any substantial effect on growth for the countries not directly affected. Even for those that were, we anticipate that Gross Domestic Product (GDP) growth should only take a hit of between a quarter to half a percent.

Q:  How did the fund perform?

A:  The fund's net asset value (NAV) total return was 10.81% during the 12-month period ended December 31, 2004, while its share price — quoted on the NYSE — returned 3.66% to close at $14.83 per share, representing a discount of 13.17% to NAV.

The primary reason for the fund's underperformance relative to the benchmark was its large weighting in smaller companies, which — as a group — underperformed larger companies in 2004. This was due largely to the fact that since small-caps are seen as being a higher-risk asset class, the group was disproportionately hurt when the markets fell during the second quarter. Small-caps rebounded during the subsequent recovery in stock prices, but not enough to make up the shortfall from earlier in the year.

Even though smaller stocks underperformed in 2004, we remain committed to looking for opportunities in that area of the market. We believe the asset class is home to an abundance of undiscovered, undervalued and fast-growing companies. Given that we invest for the long term, we can be patient during periods of underperformance. An example of a successful small-cap holding is Chiyoda Corp., the Japanese maker of liquid natural gas containers that has been among the top five individual performers in the fund for three consecutive years. We also generated a strong return through our holding in Midland Realty Holdings Ltd., the Hong Kong realtor that has taken advantage of the recovery in the region's secondary real estate market. We believe our success with these stocks illustrates the importance of taking a buy-and-hold approach to Asian small-caps.

On the positive side, performance was helped by our underweight position in the underperforming Japanese market. Our selection in Japan was also strong, as the fund benefited from investments in Chiyoda, AEON Mall Co. Ltd., Mizuho Financial Corp. and Sumitomo Realty Development Co., Ltd. In general, however, we are finding valuations to be more compelling elsewhere in the region. (As of December 31, 2004, the position in Mizuho Financial Corp. was sold.)

Q:  The fund's weighting in technology increased during the second half of the year. Why?

A:  We have recently increased the fund's weighting in technology stocks, particularly in Korea and Taiwan. The tech sector performed poorly in 2004, and we believe the current valuation level of many companies is based on an overly pessimistic outlook for 2005. In fact, many tech stocks are now yielding in the 4-5% range. While valuations would indicate that the year ahead will be a poor one for technology spending, we think the environment will in fact be very reasonable against a backdrop of continued global growth. Stocks we have added in Taiwan include the large-cap semiconductor foundries Taiwan Semiconductor Manufacturing Co., Ltd. and AU Optronics Corp. (ADR).

In Korea, we have added the small-cap stock SFA Engineering Corp., a leading supplier of flat panel display and semiconductor manufacturing equipment and logistics systems. Formerly part of the Samsung Group, the company has obtained the bulk of its orders from Samsung-related companies, forcing management to quickly climb the technology learning curve and offer competitive pricing. The company has eclipsed Japanese manufacturers as the top supplier in many product areas because it is able to sell its products at 15-20% discounts. Product quality and solid execution have enabled management to broaden customer diversification with recent wins in China, Japan and Taiwan. Given its product stability, SFA is moving into new areas of the liquid crystal display (LCD) manufacturing process — a key growth area given the launch of several new manufacturing plants. The company has weak analyst coverage and is poorly understood by the market, which we view as a distinct positive.

We also added Seoul Semiconductor Co., Ltd., a value-added white LED (light emitting diode) manufacturer. The high-brightness LED market is expected to experience rapid growth in the next five years. The company's product portfolio, which has been dominated by handset applications, will broaden to include illumination, residential lights, and displays (LCD TVs). We expect that product diversification, increasing market share and higher value-added products will drive the company's earnings growth in 2005.

Q:  Has there been any change in your approach to China?

A:  We continue to look for ways to take advantage of the China growth story. During 2004, we invested in basic materials companies that were capitalizing on rising demand from China. We trimmed this weighting as the stocks appreciated, but we will again be looking for opportunities in the sector in 2005. We have generally avoided investing in China directly and have instead looked for investments in companies in Taiwan, Hong Kong and Japan that are selling to China. For instance, the fund owns Tosoh Corp., a Japanese chemical company that has benefited from the rising demand for petrochemical products in China. Stocks on the mainland are beginning to look more interesting given that China's market was the second worst performer in Asia during 2004 with a return of just 1.89%. However, we continue to approach the market with caution due to companies' low level of transparency compared to other Asian markets. Still, we believe the fund's weighting in China will only get larger in the long term as transparency gradually improves and more companies list on its market. A current holding whose long-term prospects we find compelling is Chen Hsong Holdings, Ltd., a maker of plastic moldings that is seeing increased demand for its products as more companies move their manufacturing infrastructure to China. Looking ahead, we will be seeking opportunities in agricultural stocks (across the entire Asia region) that stand to benefit from the fact that China's demand for food is growing faster than its supply.

Q:  What are some other notable aspects of the fund's positioning?

A:  For over a year, we have held stocks that can benefit from "reflation," or in other words, the end of deflation in the value of hard assets such as real estate. However, the market's consensus view on this topic has moved closer to our own. As a result, we are looking for opportunities to move into new investments where our view is more divergent from the consensus. For example, it is the belief of many that Asian currencies will appreciate sharply versus the dollar in 2005. While we do foresee a modest appreciation, we believe the process of currency adjustment will be more gradual than most people expect. We are therefore taking a close look at exporters, a group for which enthusiasm has been limited due to investors' concerns about currency appreciation. This forms a part of our thinking with respect to our decision to increase the fund's weighting in the tech stocks we mentioned previously.

We also continue to look for ways to capitalize on the emergence of the Asian consumer as an economic force. Holdings in this area that have performed well include AEON Mall, Daegu Bank in Korea and the Indonesian stocks PT Telkomunikasi (Telecom) Indonesia and PT Bank Mindiri. We are constantly on the lookout for attractive consumer plays, particularly in the small-cap area.

On a country basis, we believe Thailand is a source of opportunity. The country should maintain its strong growth rate despite the aftereffects of the tsunami, and corporate earnings are on track for robust gains in 2005. Nevertheless, the Thai market is attractively valued at just nine to ten times earnings.

Q:  What is your current outlook for the Asian markets?

A:  Stocks in Asia performed very well in both 2003 and 2004. Nevertheless, we believe the region's markets are still attractively valued with respect to the broader world markets. Risks remain in place of course, including high oil prices, excessive dollar weakness and slower than expected global growth. But with dividend yields relatively high and earnings continuing to surprise on the upside, the foundation for outperformance remains in place. Looking ahead, we will try to take advantage of this positive backdrop by investing in smaller companies that have the potential to grow to large-cap status in the years ahead. We believe this approach, along with our emphasis on the fundamentals and valuations of individual stocks, will help us deliver outperformance to fund shareholders over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Securities Lending

On April 6, 2004, the Board of Directors approved the fund's participation in a securities lending program. As of December 31, 2004, the fund has not yet participated in the securities lending program. Under the securities lending program, the fund may lend securities to financial institutions. The fund would retain beneficial ownership of the securities it has loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The fund would require the borrowers of the securities to maintain collateral with the fund in the form of cash and/or government securities equal to 100 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The fund would be permitted to invest the cash collateral in an affiliated money market fund. The fund would receive compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the fund or the borrower would be permitted to terminate the loan. The fund would be subject to all investment risk associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 3, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 35. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the fiscal year ended December 31, 2004, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's Market Value is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information as of December 31, 2004
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	12.78	—	12.89	—	13.01	—
One Year	3.66	3.66	10.81	10.81	16.22	16.22
Three Year	75.59	20.64	64.03	17.94	45.33	13.27
Five Year	-5.72	-1.17	-10.70	-2.24	-21.49	-4.72
Ten Year	38.22	3.29	49.75	4.12	N/A*	N/A*
	Total Return (%)
	Index (c)		Index (d)		Index (e)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	12.63	—	13.08	—	12.77	—
One Year	14.40	14.40	15.86	15.86	15.16	15.16
Three Year	46.65	13.61	41.28	12.21	46.64	13.61
Five Year	-12.13	-2.55	-28.35	-6.45	-14.90	-3.18
Ten Year	-17.61	-1.92	-21.04	-2.34	-14.17	-1.52

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Per Share Information and Returns(a)
Yearly periods ended December 31

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	15.29	15.26	11.28	11.71	24.09	12.26	10.43	9.42	15.43	17.08
Income Dividends ($)	—	.02	.18	—	—	—	—	—	—	.02
Capital Gains Distributions ($)	1.67	.33	.39	—	—	2.56	.09	—	—	—
Total Return (%)	-2.96	2.46	-21.89	3.81	105.72	-36.57	-14.17	-9.68	63.80	10.81

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The MSCI All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(c) The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index does not assume reinvestment of dividends.

(d) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(e) A blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index as described above. Effective October 6, 2004 the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index replaced the MSCI World Index as the fund's benchmark because the manager believes the MSCI All-Country Asia Free ex Japan Index and the MSCI Japan Index are more representative of markets in which the fund invests and better represent the fund's objectives.

Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Index began on December 31, 1998

Portfolio Summary as of December 31, 2004

Asset Allocation	12/31/04	12/31/03

Common Stocks	97%	98%
Preferred Stocks	2%	1%
Exchange Traded Fund	1%	—
Cash Equivalents	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Korea	20%	19%
Japan	18%	23%
Taiwan	16%	11%
Hong Kong	14%	10%
China	6%	6%
India	5%	7%
Thailand	5%	9%
Malaysia	4%	—
Singapore	4%	4%
Other	8%	11%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Financials	28%	22%
Information Technology	20%	18%
Industrials	18%	22%
Materials	13%	17%
Telecommunication Services	8%	5%
Consumer Discretionary	7%	9%
Consumer Staples	2%	—
Energy	2%	2%
Utilities	1%	1%
Health Care	—	2%
Other	1%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (24.0% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.8%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.7%
3. Mitsubishi Tokyo Financial Group, Inc. Provides a variety of financial and investment services	Japan	2.2%
4. Chiyoda Corp. Maker of liquid natural gas containers	Japan	2.1%
5. AEON Mall Co., Ltd. Developer of shopping malls	Japan	2.0%
6. Daegu Bank Provider of commercial banking services	Korea	1.9%
7. PT Telekomunikasi Indonesia Tbk Provider of telecommunication services	Indonesia	1.9%
8. Bangkok Bank PCL (Foreign Registered) Provider of commercial banking services	Thailand	1.8%
9. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	1.8%
10. Sumitomo Corp. Provider of general trading services	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 97.0%
Australia 2.6%
Newcrest Mining Ltd.	157,588	2,155,655
Rio Tinto Ltd.	57,300	1,757,171
(Cost $1,913,292)		3,912,826
China 6.3%
Beijing Datang Power Generation Co., Ltd. "H"	1,586,000	1,193,678
Chen Hsong Holdings Ltd.	572,000	355,076
China Petroleum & Chemical Corp. "H"	4,124,000	1,684,575
China Southern Airlines Co., Ltd. "H"*	1,576,200	623,569
China Telecom Corp., Ltd. "H"	4,400,000	1,613,339
China Vanke Co., Ltd. "B"	2,135,400	1,214,310
Hainan Meilan Airport Co., Ltd. "H"	727,400	612,975
Harbin Power Equipment Co., Ltd. "H"	2,781,300	733,550
People's Food Holdings Ltd.	1,533,100	1,408,754
(Cost $8,321,653)		9,439,826
Hong Kong 14.4%
BOC Hong Kong Holdings Ltd.	590,700	1,128,552
Cheung Kong Holdings Ltd.	204,000	2,040,604
China Mobile Hong Kong Ltd. (ADR)	44,600	765,336
Citic Pacific Ltd.	257,000	725,765
Fountain Set Holdings Ltd.	2,052,300	1,333,400
Hong Kong Exchange & Clearing Ltd.	890,000	2,387,394
Hongkong Land Holdings Ltd.	646,000	1,711,900
Hutchison Whampoa Ltd.	286,000	2,676,869
Kingboard Chemical Holdings Ltd.	1,072,000	2,275,657
Midland Realty Holdings Ltd.	4,640,500	2,626,912
Shangri-La Asia Ltd.	942,000	1,381,605
Skyworth Digital Holdings Ltd.	3,878,700	753,514
Wing Hang Bank Ltd.	254,000	1,780,977
(Cost $16,070,813)		21,588,485
India 5.0%
Corporation Bank	27	219
Housing Development Finance Corp., Ltd.	49,900	879,420
Jindal Iron & Steel Co., Ltd.	157,300	1,232,129
Mahindra & Mahindra Ltd.	133,100	1,667,195
Reliance Industries Ltd.	210,400	2,583,656
Satyam Computer Services Ltd.	113,700	1,072,133
(Cost $6,090,907)		7,434,752
Indonesia 3.1%
PT Bank Mandiri	7,177,500	1,488,466
PT Telekomunikasi Indonesia (ADR) "B"	17,600	369,952
PT Telekomunikasi Indonesia Tbk	5,346,000	2,778,826
(Cost $2,640,923)		4,637,244
Japan 18.2%
AEON Mall Co., Ltd.	43,000	3,059,139
Chiyoda Corp.*	430,000	3,143,066
eAccess Ltd.*	750	662,389
Inpex Corp.*	38	191,724
JFE Holdings, Inc.	42,600	1,216,014
Kamigumi Co., Ltd.	138,000	1,101,630
KDDI Corp.	188	1,012,745
Matsui Securities Co., Ltd.	66,500	2,316,825
Mitsubishi Tokyo Financial Group, Inc.	330	3,349,273
Modec, Inc.	31,000	706,402
Nitto Denko Corp.	25,000	1,371,133
Park24 Co., Ltd.	94,000	1,687,909
Sega Sammy Holdings, Inc.*	18,000	988,972
Sumitomo Corp.	309,000	2,665,717
Sumitomo Realty & Development Co., Ltd.	166,000	2,164,302
Tosoh Corp.	361,000	1,624,095
(Cost $18,601,187)		27,261,335
Korea 18.1%
Daegu Bank	415,300	2,888,485
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	69,300	1,030,931
GS Holdings Corp.*	60,900	1,317,774
Honam Petrochemical Corp.	15,500	723,942
Hyundai Mobis	15,000	949,092
Insun ENT Co., Ltd.	39,000	766,664
Korea Exchange Bank*	115,300	957,863
Korea Information Service, Inc.	80,100	1,524,314
KT&G Corp.	53,700	1,605,501
LG Electronics, Inc.	30,230	1,871,854
LG Engineering & Construction Corp.	32,200	886,495
LG International Corp.	87,600	681,202
NEPES Corp.*	53,836	504,453
Samsung Electronics Co., Ltd.	19,880	8,651,410
Seoul Semiconductor Co., Ltd.	37,500	604,956
SFA Engineering Corp.	28,700	457,448
Ssangyong Motor Co.*	93,900	544,243
Taegu Department Store Co., Ltd.	159,000	1,181,134
(Cost $17,538,902)		27,147,761
Malaysia 4.2%
Airasia Bhd.*	2,357,200	1,029,724
Commerce Asset-Holding Bhd.	1,442,000	1,783,527
Maxis Communications Bhd.	443,100	1,090,259
Resorts World Bhd.	485,300	1,277,105
SP Setia Bhd.	942,300	1,071,246
(Cost $6,591,781)		6,251,861
Philippines 0.7%
Philippine Long Distance Telephone Co. (ADR)* (Cost $720,769)	41,800	1,042,074
Singapore 4.0%
Capitaland Ltd.	1,105,000	1,441,834
DBS Group Holdings Ltd.*	167,000	1,647,084
Elec & Eltek International Co., Ltd.	341,800	970,712
Petra Foods Ltd.*	1,283,800	648,821
Singapore Telecommunications Ltd.	901,650	1,314,584
(Cost $5,883,227)		6,023,035
Taiwan 15.5%
AU Optronics Corp. (ADR)	68,800	985,216
Cathay Financial Holding Co, Ltd.	721,000	1,478,858
China Steel Corp.	1,262,000	1,425,674
Chungwha Telecom Co., Ltd.	1,071,000	2,112,260
CMC Magnetics Corp.	1,216,000	629,296
Hon Hai Precision Industry Co., Ltd.	297,849	1,381,628
Hotai Motor Co., Ltd.	395,700	811,628
Hung Poo Real Estate Development Corp.	775,000	648,075
Mega Financial Holding Co., Ltd.	3,327,520	2,299,549
Siliconware Precision Industries Co.	3,147,400	2,602,142
Ta Chong Bank Ltd.*	3,219,000	1,229,091
Taiwan Semiconductor Manufacturing Co., Ltd.	2,540,040	4,047,713
United Microelectronics Corp. (ADR)*	327,600	1,156,428
Yuanta Core Pacific Securities Co.	1,619,926	1,231,941
Zyxel Communications Corp.	467,000	1,097,870
(Cost $19,467,189)		23,137,369
Thailand 4.9%
Bangkok Bank PCL (Foreign Registered)	915,000	2,684,942
Precious Shipping PCL (Foreign Registered)	662,100	673,178
PTT Exploration and Production PCL (Foreign Registered)	142,100	1,060,721
Thai Olefin PCL (Foreign Registered)*	583,300	1,005,948
The Siam Cement Public Co., Ltd. (Foreign Registered)	266,400	1,892,571
(Cost $5,303,844)		7,317,360
Total Common Stocks (Cost $109,144,487)		145,193,928

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $841)	91,000	48,587

Preferred Stocks 2.0%
Korea
Daishin Securities Co., Ltd	209,100	1,807,810
Samsung Electronics Co., Ltd.	3,800	1,095,730
Total Preferred Stocks (Cost $2,055,536)		2,903,540

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0

Exchange Traded Fund 0.7%
iShares MSCI Malaysia Index Fund (Cost $1,094,439)	147,600	1,055,340

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $350,366)	350,366	350,366
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $112,645,669) (a)	99.9	149,551,761
Other Assets and Liabilities, Net	0.1	68,125
Net Assets	100.0	149,619,886

* Non-income producing security.

(a) The cost for federal income tax purposes was $113,975,166. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $35,576,595. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,862,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,286,242.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $112,295,303)	$ 149,201,395
Investment in Scudder Cash Management QP Trust (cost $350,366)	350,366
Total investments in securities, at value (cost $112,645,669)	149,551,761
Foreign currency, at value (cost $10,780)	10,890
Receivable for investments sold	495,789
Dividends receivable	571,782
Interest receivable	941
Foreign taxes recoverable	97,047
Other assets	9,462
Total assets	150,737,672
Liabilities
Payable for investments purchased	599,614
Deferred foreign taxes	106,931
Accrued management fee	149,175
Other accrued expenses and payables	262,066
Total liabilities	1,117,786
Net assets, at value	$ 149,619,886
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(76,822)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $106,931)	36,799,161
Foreign currency related transactions	6,895
Accumulated net realized gain (loss)	(1,228,648)
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121
Net assets, at value	$ 149,619,886
Net Asset Value per share ($149,619,886 ÷ 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $427,142)	$ 2,996,016
Interest — Scudder Cash Management QP Trust	17,031
Total Income	3,013,047
Expenses: Management fee	1,638,990
Services to shareholders	42,522
Custodian and accounting fees	349,422
Auditing	115,885
Legal	27,567
Directors' fees and expenses	125,706
Reports to shareholders	61,276
NYSE listing fee	20,900
Other	65,853
Total expenses, before expense reductions	2,448,121
Expense reductions	(1,296)
Total expenses, after expense reductions	2,446,825
Net investment income (loss)	566,222
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $607,229)	24,292,573
Foreign currency related transactions	(15,314)
24,277,259
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $728,026)	(10,173,198)
Foreign currency related transactions	1,689
(10,171,509)
Net gain (loss) on investment transactions	14,105,750
Net increase (decrease) in net assets resulting from operations	$ 14,671,972

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 566,222	$ 286,360
Net realized gain (loss) on investment transactions	24,277,259	6,774,750
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,171,509)	45,345,173
Net increase (decrease) in net assets resulting from operations	14,671,972	52,406,283
Distributions to shareholders from: Net investment income	(192,716)	—
Fund share transactions: Cost of shares repurchased	—	(1,526,821)
Net increase (decrease) in net assets from Fund share transactions	—	(1,526,821)
Increase (decrease) in net assets	14,479,256	50,879,462
Net assets at beginning of period	135,140,630	84,261,168
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $76,822 and $172,215, respectively)	$ 149,619,886	$ 135,140,630
Other Information
Shares outstanding at beginning of period	8,759,833	8,941,433
Shares repurchased	—	(181,600)
Shares outstanding at end of period	8,759,833	8,759,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 15.43	$ 9.42	$ 10.43	$ 12.26	$ 24.09
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.03	(.07)	(.04)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.61	5.95	(.94)	(1.70)	(9.08)
Total from investment operations	1.67	5.98	(1.01)	(1.74)	(9.27)
Less distributions from: Net investment income	(.02)	—	—	—	—
Net realized gains on investment transactions	—	—	—	(.09)	(2.56)
Total distributions	(.02)	—	—	(.09)	(2.56)
NAV accretion resulting from repurchases of shares at value	—	.03	—	—	—
Net asset value, end of period	$ 17.08	$ 15.43	$ 9.42	$ 10.43	$ 12.26
Market value, end of period	$ 14.83	$ 14.33	$ 7.71	$ 8.46	$ 9.31
Total Return
Per share net asset value (%)[b]	10.81	63.80	(9.68)	(14.17)	(36.57)
Per share market value (%)[b]	3.66	85.86	(8.87)	(8.32)	(41.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	135	84	93	108
Ratio of expenses (%)	1.81	2.04	1.99	1.89	1.68
Ratio of net investment income (loss) (%)	.42	.28	(.70)	(.35)	(.95)
Portfolio turnover rate (%)	92	80	101	161	121

a Based on average shares outstanding during the period.

b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $574,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($574,000), the expiration date, whichever occur first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 597,643
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (574,000)
Net unrealized appreciation (depreciation) on investments	$ 35,576,595

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $125,670,206 and $123,867,287, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.21% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $31 and $37, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $16,200, of which $4,050 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SSC aggregated $15,000, of which $3,750 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SFAC aggregated $117,433, of which $56,024 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2004, the Manager agreed to reimburse the Fund $1,296, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2003, the Fund purchased 181,600 shares of common stock on the open market at a total cost of $1,526,821. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in Treasury. During the year ended December 31, 2004, the Fund did not purchase any shares of common stock on the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2005	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $1,034,371 and earned $1,379,934 of foreign source income during the year ended December 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.12 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2004. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2004:

2004 Foreign Tax Credit Table
Country	Foreign Income	Foreign Taxes
Australia	0.43%	—
Bermuda	0.86%	—
China	0.86%	—
Hong Kong	13.00%	—
India	28.90%	58.30%
Indonesia	4.11%	3.32%
Japan	4.68%	1.76%
Korea	17.88%	17.18%
Malaysia	1.61%	2.42%
New Zealand	0.28%	0.22%
Singapore	1.29%	0.69%
Taiwan	10.10%	14.51%
Thailand	3.22%	1.60%
Total Foreign	87.22%	100.00%
United States	12.78%	0.00%
Total	100.00%	100.00%

For federal income tax purposes, the Fund designates $3,500,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

Scudder New Asia Fund, Inc.

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc. (the "fund"), was held on October 6, 2004, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Kenneth C. Froewiss	6,879,101	227,802
Susan Kaufman Purcell	6,861,623	245,280

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder New Asia Fund, Inc. as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc. and The Brazil Fund, Inc., and Messrs. Callander, Froewiss, Luers, Nogueria and Yun serve on the Board of The Korea Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander[1] (1931) Chairman 2004-present Director 1994-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5
Kenneth C. Froewiss (1945) Director 1999-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5
William H. Luers[1] (1929) Director 1998-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5
Ronaldo A. da Frota Nogueira (1938) Director 2001-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	5
Susan Kaufman Purcell (1942) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations.	4
Kesup Yun (1945) Director 1999-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	5
Interested Directors and Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[2] (1956) Vice Chairman and Director 2004-present

Managing Director of Deutsche Asset Management (2003 to present); Vice Chairman and Director of The Brazil Fund, Inc., Scudder Global Commodities Stock Fund, Inc., and Scudder Global High Income Fund, Inc. (2004 to present); Vice President of Central European Equity Fund, Inc. (2003 to present ); Vice President of The Germany Fund, Inc. (2003 to present); Vice President of The New Germany Fund, Inc. (2003 to present) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Julian F. Sluyters (1960) President and Chief Executive Officer and Director 2004-present

Managing Director of Deutsche Asset Management (2004 to present); President and Chief Executive Officer of the Scudder Funds (2004 to present); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Paul H. Schubert (1963) Chief Financial Officer 2004-present

Managing Director, Deutsche Asset Management (2004 to present); Chief Financial Officer of the Scudder Funds (2004 to present). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Terrence Gray (1969) Vice President 2002-present	Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[3] (1960) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[4] (1957) Treasurer 2002-present

Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
Kate Sullivan D'Eramo[4] (1957) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Kevin M. Gay[4] (1959) Assistant Treasurer 2004-present	Vice President of Deutsche Asset Management	n/a
Salvatore Schiavone[4] (1965) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[4] (1962) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[4] (1962) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meeting, and that Mr. Callander, because of his responsibilities as Chairman of the Board, will continue as a Director indefinitely. The fund had previously indicated that both Directors were expected to retire in April 2005.

2 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

3 Address: One South Street, Baltimore, Maryland

4 Address: Two International Place, Boston, Massachusetts

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder New Asia Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                              SCUDDER NEW ASIA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                   $94,000         $185         $11,000           $0
--------------------------------------------------------------------------------
2003                   $91,000        $1,237        $10,700           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                      $431,907            $0                  $0
--------------------------------------------------------------------------------
2003                      $538,457            $0                  $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004                $11,000         $0                $253,272         $264,272
--------------------------------------------------------------------------------
2003                $10,700         $0               $3,967,000      $3,977,700
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Kenneth C. Froewiss
(Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira,
Susan Kaufman Purcell, and Kesop Yun.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

          o    Shareholder   Rights  --  The  advisor  generally  votes  against
               proposals that restrict shareholder rights.

          o    Corporate   Governance  --  The  advisor   generally   votes  for
               confidential  and  cumulative  voting and  against  supermajority voting requirements for charter and bylaw amendments.

          o    Anti-Takeover   Matters  --  The  advisor   generally  votes  for
               proposals that require  shareholder  ratification of poison pills or  that  request  boards  to  redeem  poison  pills,  and  votes
               "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor  generally votes for fair price proposals.

          o    Routine   Matters  --  The  advisor   generally   votes  for  the
               ratification  of  auditors,  procedural  matters  related  to the annual meeting,  and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee

should be recused from  participating in a particular proxy vote, it will inform the  proxy  voting  committee.  If  notified  that the  advisor  has a  material conflict,  or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting  recommendations  of an  independent  third party. Under certain circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic  costs from voting  outweigh the  benefits  associated  with voting.  For  example,  the advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The advisor generally does not vote proxies on securities  subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                                     (a)
                                                   Total            (b)
                                                   Number         Average
                                                 of Shares      Price Paid
Period                                           Purchased       per Share
--------------------------------------------------------------------------------
January 1 through January 31, 2004                  0                $0
February 1 through February 29, 2004                0                $0
March 1 through March 31, 2004                      0                $0
April 1 through April 30, 2004                      0                $0
May 1 through May 31, 2004                          0                $0
June 1 through June 30, 2004                        0                $0
July 1 through July 31, 2004                        0                $0
August 1 through August 31, 2004                    0                $0
September 1 through September 30, 2004              0                $0
October 1 through October 31, 2004                  0                $0
November 1 through November 30, 2004                0                $0
December 1 through December 31, 2004                0                $0

--------------------------------------------------------------------------------
Total                                               0                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             (c) Total             (d)
                                               Number            Maximum
                                             of Shares         Number of
                                             Purchased        Shares that
                                              as Part          May Yet Be
                                            of Publicly        Purchased
                                             Announced         Under the
                                             Plans or          Plans or
Period                                       Programs          Programs
--------------------------------------------------------------------------------

January 1 through January 31, 2004              n/a                 n/a
February 1 through February 29, 2004            n/a                 n/a
March 1 through March 31, 2004                  n/a                 n/a
April 1 through April 30, 2004                  n/a                 n/a
May 1 through May 31, 2004                      n/a                 n/a
June 1 through June 30, 2004                    n/a                 n/a
July 1 through July 31, 2004                    n/a                 n/a
August 1 through August 31, 2004                n/a                 n/a
September 1 through September 30, 2004          n/a                 n/a
October 1 through October 31, 2004              n/a                 n/a
November 1 through November 30, 2004            n/a                 n/a
December 1 through December 31, 2004            n/a                 n/a

--------------------------------------------------------------------------------
Total                                           n/a                 n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The   Committee  on   Independent   Trustees/Directors   selects  and  nominates
Independent Trustees/Directors.  Fund shareholders may also submit nominees that will be  considered by the committee  when a Board vacancy  occurs.  Submissions should be mailed to the attention of the Secretary of the Fund, 345 Park Avenue,
New York, NY 10154.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Asia Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder New Asia Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005